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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Veracyte, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Veracyte, Inc.
7000 Shoreline Court, Suite 250
South San Francisco, CA 94080
(650) 243-6300

April 15, 2014

Dear Stockholder:

                You are cordially invited to attend the Annual Meeting of Stockholders of Veracyte, Inc. that will be held on Monday, May 19, 2014, at 12:00 p.m., Pacific Daylight Time, at 7000 Shoreline Court, Conference Room, 1st Floor, South San Francisco, California 94080.

                The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

                After reading the Proxy Statement, please vote promptly to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the internet, or attend the Annual Meeting in person.

                A copy of the Company's 2013 Annual Report on Form 10-K is also enclosed.

                We look forward to seeing you at the annual meeting.

Sincerely yours,

Bonnie H. Anderson President and Chief Executive Officer

Veracyte, Inc.

 Notice of Annual Meeting of Stockholders
to be held Monday, May 19, 2014

To the Stockholders of Veracyte, Inc.:

                The Annual Meeting of Stockholders of Veracyte, Inc., a Delaware corporation (the "Company"), will be held at 7000 Shoreline Court, Conference Room, 1st Floor, South San Francisco, California 94080, on Monday, May 19, 2014, at 12:00 p.m., Pacific Daylight Time, for the following purposes:

    1.
    To elect two Class I directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

    2.
    To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014; and

    3.
    To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

                Stockholders of record as of the close of business on March 25, 2014 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

                It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote on the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

By Order of the Board of Directors

Julie A. Brooks Executive Vice President, General Counsel and Secretary

South San Francisco, California
April 15, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2014.

The Proxy Statement and Annual Report are available at www.materials.proxyvote.com/92337F.

Veracyte, Inc.
7000 Shoreline Court, Suite 250
South San Francisco, CA 94080

Proxy Statement

                This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Veracyte, Inc., a Delaware corporation ("we," "us," "our," "Veracyte" or the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at 7000 Shoreline Court, Conference Room, 1st Floor, South San Francisco, California 94080, on Monday, May 19, 2014, at 12:00 p.m., Pacific Daylight Time, and any postponement or adjournment thereof (the "Annual Meeting").

                This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 15, 2014.

Questions and Answers about
the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

                Two proposals will be voted on at the Annual Meeting:

    •
    The election of two Class I directors to serve until the 2017 Annual Meeting or until their successors are duly elected and qualified; and

    •
    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014.

What are the Board's recommendations?

                Our board of directors recommends that you vote:

    •
    "FOR" election of each of the nominated Class I directors; and

    •
    "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014.

Will there be any other items of business on the agenda?

                We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

                Stockholders of record at the close of business on March 25, 2014 (the "Record Date") may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

                Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the "stockholder of record." The Proxy Statement, Annual Report and proxy card have been sent directly to you by Veracyte.

                Beneficial Owner.    If your shares are held in a brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

                You may vote using any of the following methods:

•By Mail – Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf "FOR" the election of the nominees for Class I director and "FOR" the ratification of the independent registered public accounting firm for 2014. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•By Telephone – Stockholders of record may submit proxies by following the telephone voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•By Internet – Stockholders of record may submit proxies by following the internet voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•In Person at the Annual Meeting – Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

                You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

                If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please consult the voting instructions provided with this proxy statement or contact your broker, bank or nominee.

 How are votes counted?

                In the election of directors, you may vote "FOR" all of the Class I nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For Proposal 2, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014, you may vote "FOR," vote "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to Proposal 2, the abstention has the same effect as a vote "AGAINST" the proposal.

                If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors ("FOR" each of the Class I nominees to the board of directors and "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

                For Proposal 1, the election of directors, the two persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected.

                Proposal 2 requires the affirmative "FOR" vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. Abstentions have the same effect as votes "AGAINST" the matter.

                If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. If you hold shares beneficially in street name and do not vote your shares, your broker or nominee can vote your shares at its discretion only on Proposal 2. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

                Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

                The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 21,164,410 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

                Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our common stock. At this time, we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.

 PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

                The number of directors is currently set at eight. Our board of directors is divided into three classes, each serving staggered, three-year terms:

    •
    Our Class I directors are Bonnie H. Anderson and Evan Jones and their terms will expire at the Annual Meeting;

    •
    Our Class II directors are Brook H. Byers, Fred E. Cohen, M.D., D.Phil. and Samuel D. Colella and their terms will expire at the annual meeting of stockholders to be held in 2015; and

    •
    Our Class III directors are Brian G. Atwood, Karin Eastham and Jesse I. Treu, Ph.D. and their terms will expire at the annual meeting of stockholders to be held in 2016.

                Two Class I directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2017 or until their successors are duly elected and qualified, with the other classes of directors continuing to serve for the remainder of their respective terms. The two nominees receiving the highest number of affirmative votes will be elected as Class I directors. The nominating and corporate governance committee of the board of directors has recommended, and the board of directors has designated, Ms. Bonnie H. Anderson and Mr. Evan Jones as the nominees for Class I directors to serve until the 2017 annual meeting. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominees designated by the board of directors, taking into account any recommendations of the nominating and corporate governance committee, to fill the vacancies.

                Names of the Class I nominees and the other members of the board of directors and certain biographical information as of March 1, 2014 are set forth below:

Name	Age	Position with the Company	Director Since

Bonnie H. Anderson	55	President and Chief Executive Officer and Director	2008
Brian G. Atwood	61	Chairman of the Board of Directors	2006
Brook H. Byers	68	Director	2007
Fred E. Cohen, M.D., D.Phil.	57	Director	2007
Samuel D. Colella	74	Director	2006
Karin Eastham	64	Director	2012
Evan Jones	56	Director	2008
Jesse I. Treu, Ph.D.	66	Director	2010

Bonnie H. Anderson has served as our Chief Executive Officer since February 2008. In August 2013, she was appointed as our President. Prior to joining us, Ms. Anderson was an independent strategic consultant from April 2006 to January 2008, including as a strategic consultant for us from July 2007 to January 2008. Ms. Anderson was a Vice President at Beckmam Coulter, Inc., a manufacturer of biomedical testing instrument systems, tests and supplies, from September 2000 to March 2006. She currently serves as a member of the Board of Trustees of the Keck Graduate Institute of Applied Life Sciences. Ms. Anderson holds a B.S. in Medical Technology from Indiana University of Pennsylvania.

                Brian G. Atwood has served as a Managing Director of Versant Ventures, a healthcare-focused venture capital firm that he co-founded, since 1999. Prior to founding Versant Ventures, Mr. Atwood served as a general partner of Brentwood Associates, a venture capital firm. He was also founder, President and Chief Executive Officer of Glycomed, Inc., a biopharmaceutical company. Mr. Atwood is currently a director of Clovis Oncology, Inc., and Five Prime Therapeutics, Inc. and a number of privately held companies. Mr. Atwood served as a director of Cadence Pharmaceuticals, Inc. from March 2006 until its acquisition in March 2014, Helicos BioSciences Corporation from 2003 until September 2011, Pharmion Corporation from January 2000 until its acquisition in March 2008, and Trius Therapeutics, Inc. from February 2007 until its acquisition in September 2013. Mr. Atwood holds a B.S. in Biological Sciences from the University of California, Irvine, an M.S. in Ecology from the University of California, Davis, and an M.B.A. from Harvard University.

                Brook H. Byers is a Managing Partner of Kleiner Perkins Caufield & Byers, a venture capital firm which he joined in 1977. Mr. Byers currently serves as a director of Foundation Medicine, Inc. and Pacific Biosciences of California, Inc. and a number of privately held companies and served as a director of Genomic Health, Inc. from January 2001 to June 2011. Mr. Byers holds a B.S. in Electrical Engineering from the Georgia Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.

                Fred E. Cohen, M.D., D.Phil., is a partner at TPG, a private equity firm he joined in 2001, and serves as co-head of TPG's biotechnology group. Dr. Cohen is also an Adjunct Professor of Cellular and Molecular Pharmacology at the University of California, San Francisco, where he has taught since 1988. Dr. Cohen currently serves as a director of BioCryst Pharmaceuticals, Inc., Five Prime Therapeutics, Inc., Genomic Health, Inc., Quintiles Transnational Holdings Inc., and Tandem Diabetes Care, Inc., and a number of privately held companies. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University and an M.D. from Stanford University.

                Samuel D. Colella has served as a Managing Director of Versant Ventures, a healthcare-focused venture capital firm that he co-founded, since 1999. Mr. Colella is also a general partner of Institutional Venture Partners, a venture capital firm he joined in 1984. Mr. Colella currently serves as the Chairman of the Board of Fluidigm Corporation and as a director of Flexion Therapeutics, Inc. and Genomic Health, Inc., and a number of privately held companies. Mr. Colella served as a director of Alexza Pharmaceuticals, Inc. from September 2002 to June 2012 and Jazz Pharmaceuticals, Inc. from April 2003 to January 2012. Mr. Colella holds a B.S. in Business and Engineering from the University of Pittsburgh and an M.B.A. from the Stanford Graduate School of Business.

                Karin Eastham serves on the boards of directors of several life sciences companies. From May 2004 to September 2008, Ms. Eastham served as Executive Vice President and Chief Operating Officer, and as a member of the Board of Trustees, of the Burnham Institute for Medical Research, a non-profit corporation engaged in biomedical research. From April 1999 to May 2004, Ms. Eastham served as Senior Vice President, Chief Financial Officer and Secretary of Diversa Corporation, a biotechnology company. She previously held similar positions with CombiChem, Inc., a computational chemistry company, and Cytel Corporation, a biopharmaceutical company. Ms. Eastham also held several positions, including Vice President, Finance, at Boehringer Mannheim Corporation, a diagnostics company, from 1976 to 1988. Ms. Eastham currently serves as a director of Geron Corporation, Illumina, Inc., and MorphoSys AG. Ms. Eastham served as a director of Amylin Pharmaceuticals, Inc. from September 2005 until its acquisition in August 2012, Genoptix, Inc. from August 2008 until its acquisition in March 2011, Tercica, Inc. from December 2003 until its acquisition in October 2008, and Trius Therapeutics, Inc. from February 2007 until its acquisition in September 2013. Ms. Eastham received a B.S. in Accounting and an M.B.A. from Indiana University and is a Certified Public Accountant.

                Evan Jones has served since 2007 as Managing Member of jVen Capital, LLC, a life sciences investment company. He also serves as Chairman and Chief Executive Officer of Opgen, Inc., a privately held genetic analysis company. He was a co-founder of Digene Corporation, a publicly-traded biotechnology company focused on women's health and molecular diagnostic testing, serving as Chairman of the Board from 1995 until its acquisition in 2007 and serving as Chief Executive Officer from 1990 to 2006 and as President from 1990 to 1999. Mr. Jones also serves as a director of Fluidigm Corporation and Foundation Medicine, Inc. Mr. Jones served as a director of CAS Medical Systems, Inc. from May 2008 until its acquisition in October 2013. Mr. Jones received a B.A. in Biotechnology from the University of Colorado and an M.B.A. from The Wharton School at the University of Pennsylvania.

                Jesse I. Treu, Ph.D., has been a partner at Domain Associates, a venture capital firm, since its inception in 1985. Dr. Treu serves as a director of Regado Biosciences, Inc., and Tandem Diabetes Care, Inc., and a number of privately held life sciences and biopharmaceutical companies. He served as a director of SenoRx, Inc. from October 1999 until June 2008 and Somaxon Pharmaceuticals, Inc. from December 2003 to June 2010. Prior to the formation of Domain Associates, Dr. Treu was vice president of the predecessor organization to The Wilkerson Group, and its venture capital arm, CW Ventures. Previous to that, Dr. Treu held a number of management and corporate staff positions in the medical industry, including positions at General Electric Company and Technicon Instruments. Dr. Treu holds a B.S. in Physics from Rensselaer Polytechnic Institute and an M.A. and a Ph.D. in Physics from Princeton University.

                The Board of Directors Recommends a Vote "FOR" Election as Director of Each of the Class I Nominees Set Forth Above.

Director Nominations

                The board of directors nominates directors whose term is scheduled to expire at the next annual meeting of stockholders and elects new directors to fill vacancies when they arise. The board of directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The nominating and corporate governance committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board for nomination or election.

                The nominating and corporate governance committee evaluates and selects candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The nominating and corporate governance committee believes that nominees for director should have experience, such as experience in management, accounting, finance, or marketing, or industry and technology knowledge, that may be useful to the company and the board of directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The nominating and corporate governance committee also believes that service as a director of other public companies provides experience and perspective that may be useful to the Company and the board of directors. Each of our non-employee directors has served on the board of a public company. Although the Company has no formal diversity policy for board members, the board and the nominating and corporate governance committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

                The nominating and corporate governance committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission, or SEC, rules, and that a majority of the members of the board meet the definition of "independent director" under the rules of The NASDAQ Stock Market. The nominating and corporate governance committee believes it appropriate for certain key members of our management — currently, the president and chief executive officer — to participate as members of the board of directors.

                Prior to each annual meeting of stockholders, the nominating and corporate governance committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the board of directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the nominating and corporate governance committee determines not to re-nominate the director, or if a vacancy is created on the board as a result of a resignation, an increase in the size of the board or other event, then the nominating and corporate governance committee will consider various candidates for board membership, including those suggested by the committee members, by other board members, by any search firm engaged by the nominating and corporate governance committee and by stockholders. Each of the Class I nominees is a member of the board of directors standing for re-election as a director.

                A stockholder who wishes to suggest a prospective nominee for the board of directors should notify the Secretary of the Company or any member of the nominating and corporate governance committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder's notice not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by our Secretary not later than the close of business on the later of (1) the 90th day prior to the date of the scheduled annual meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder's notice described above. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

                Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Veracyte, Inc., 7000 Shoreline Court, Suite 250, South San Francisco, California 94080. You may obtain a copy of the full text of this provision of the Bylaws by writing to our Secretary at the above address.

Director Qualifications

                Set forth below is a summary of the specific experience, qualifications, attributes or skills of the nominees for the board of directors that, in addition to the experience of those individuals described in their biographies above, led our nominating and corporate governance committee and board to conclude that the director should serve as a member of the board of directors.

                Our board of directors has concluded that Ms. Anderson should serve on our board of directors due to her extensive industry experience, strategic perspective of our development, historic knowledge of our company and key leadership position as our President and Chief Executive Officer.

                Our board of directors has concluded that Mr. Atwood should serve on our board of directors due to his experience in the venture capital industry, his experience as a director of numerous publicly traded and privately held companies, as well as his experience founding and serving as President and Chief Executive Officer of a publicly traded biopharmaceutical company.

                Our board of directors has concluded that Mr. Byers should serve on our board of directors due to his expertise and background as a founder and chairman of numerous publicly traded and privately held life sciences companies, his service as a director of numerous companies in the life sciences and molecular diagnostics industry, and his leadership in personalized medicine initiatives.

                Our board of directors has concluded that Dr. Cohen should serve on our board of directors due to his significant leadership experience in the medical and finance fields through his background as an M.D. and a venture capitalist, his extensive technical expertise relevant to our business, and his experience as an investor in and on the boards of numerous life sciences and healthcare companies.

                Our board of directors has concluded that Mr. Colella should serve on our board of directors due to his significant leadership in the life sciences industry, having founded, invested in and served on the boards of numerous publicly and privately held life sciences and healthcare companies. He also brings extensive senior management experience in a broad array of diverse businesses.

                Our board of directors has concluded that Ms. Eastham should serve on our board of directors due to her experience as a director of numerous life sciences companies, as well as her extensive senior management experience in the biopharmaceutical industry, particularly in key corporate finance and accounting positions.

                Our board of directors has concluded that Mr. Jones's knowledge of the life sciences industry and his experience as a chief executive officer and as a board member of other publicly traded and privately held life sciences companies qualifies him to serve on our board of directors.

                Our board of directors has concluded that Dr. Treu should serve on our board of directors due to his extensive management experience in the healthcare industry, and his experience as an investor in and on the boards of numerous life sciences and healthcare companies.

Director Independence

                The board of directors has determined that, except for Ms. Anderson, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in 2013 was, an "independent director" within the meaning of Rule 5605 of The NASDAQ Stock Market. Ms. Anderson is not considered independent as she is employed as our President and Chief Executive Officer. For Mr. Atwood, Mr. Byers, Dr. Cohen, Mr. Colella, Ms. Eastham, Mr. Jones, and Dr. Treu, the board of directors considered their relationship and transactions with the Company as directors and security holders of the Company.

Board Meetings

                The board of directors held eight meetings during 2013. Each director attended at least 75% of the aggregate number of meetings held by the board of directors and of the committees on which such director served. The independent directors meet in executive sessions at regularly scheduled meetings of the board of directors without the participation of the President and Chief Executive Officer or other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. We did not hold an annual meeting of stockholders in 2013.

Board Committees

                Below is a description of each committee of the board of directors. The board of directors has determined that each director who serves on the audit, compensation, nominating and corporate governance, and regulatory and compliance committees is "independent," as that term is defined for such committee by applicable listing standards of The NASDAQ Stock Market and rules of the SEC, and has adopted written charters for each of these committees. The charters of the audit, compensation and nominating and corporate governance committees are available on the investor section of our website (www.veracyte.com) under the corporate governance tab.

Audit Committee

                The current members of the audit committee are Karin Eastham (Chair), Brian G. Atwood and Fred E. Cohen. The audit committee held nine meetings during 2013. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditor's qualifications, independence and performance, and our internal accounting and financial controls. Our audit committee is responsible for the appointment, compensation, retention and oversight of our independent auditors. The board of directors has determined that Ms. Eastham is qualified as an "audit committee financial expert" under the definition outlined by the SEC.

Compensation Committee

                The current members of the compensation committee are Evan Jones (Chair), Brook H. Byers, and Samuel D. Colella. The compensation committee held three meetings during 2013. Our compensation committee oversees our compensation policies, plans and benefits programs and assists our board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation. In addition, our compensation committee reviews and makes recommendations to our board of directors with respect to our major compensation plans, policies and programs and assesses whether our compensation structure establishes appropriate incentives for officers and employees. The compensation committee also reviews and recommends directors' compensation to the full board of directors. The compensation committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

Nominating and Corporate Governance Committee

                The current members of the nominating and corporate governance committee are Jesse I. Treu (Chair), Brian G. Atwood and Brook H. Byers. The nominating and corporate governance committee did not meet in 2013. Our nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of the board of directors and its committees. In addition, our nominating and corporate governance committee is responsible for reviewing and making recommendations to our board of directors on matters concerning corporate governance and conflicts of interest.

Regulatory and Compliance Committee

                The current members of the regulatory and compliance committee are Brian G. Atwood (Chair), Evan Jones and Jesse I. Treu. The regulatory and compliance committee did not meet in 2013. Our regulatory and compliance committee assists our board in meeting its responsibilities with regard to oversight of our compliance with healthcare legal and regulatory requirements applicable to our business.

Non-management Equity Award Committee

                The board of directors has established a non-management equity award committee, the members of which are Bonnie H. Anderson and Shelly D. Guyer. The non-management equity award committee is a secondary committee responsible for granting and issuing awards of options under our 2013 Stock Incentive Plan to eligible new employees, other than to members of the board of directors, to individuals designated by the board of directors as "Section 16 officers," and to employees who hold the title of vice president or above. In addition, the non-management equity award committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock.

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

                We have an independent chairman of the board of directors separate from our chief executive officer. Ms. Anderson is our chief executive officer and Mr. Atwood is the chairman of the board. The board of directors believes that this leadership structure reflects the role and responsibilities of the chief executive officer in our business and operations with significant involvement and authority vested in a separate independent chairman of the board. The board of directors retains the authority to modify this structure as it deems appropriate.

                Our board of directors is responsible for overseeing the overall risk management process at our company. The responsibility for managing risk rests with executive management while the committees of the board and the board of directors as a whole participate in the oversight process. The board's risk oversight process builds upon management's risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The board of directors considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Communications with the Board of Directors

                If you wish to communicate with the board of directors, you may send your communication in writing to: Secretary, Veracyte, Inc., 7000 Shoreline Court, Suite 250, South San Francisco, California 94080. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board based on the subject matter.

 Certain Relationships and Related Transactions

                In addition to the compensation arrangements of our directors and named executive officers discussed elsewhere in this Proxy Statement, the following is a description of transactions since January 1, 2013, to which we have been or will be a party, and in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with, or immediate family members of, any of the foregoing, had or will have a direct or indirect material interest.

Sales of Convertible Preferred Stock

                The following table summarizes purchases of our series C convertible preferred stock since January 1, 2013 by our directors, executive officers and holders of more than 5% of our capital stock and their affiliated entities. Each outstanding share of our series c convertible preferred stock automatically converted into 0.25 of a share of our common stock upon the closing of our IPO.

Purchaser	Number of Shares	Aggregate Purchase Price ($)
Entities affiliated with Domain Partners(1)	1,141,430	2,157,302
Entities affiliated with Versant Ventures(2)	1,337,534	2,527,940
TPG Biotechnology Partners II, L.P.(3)	1,313,755	2,482,996
KPCB Holdings, Inc.(4)	1,313,755	2,482,996
jVen Capital, LLC(5)	184,531	348,763
Karin Eastham Defined Benefit Plan(6)	26,455	50,000

Total	5,317,460	10,049,997

(1)
The purchasers were Domain Partners VIII, L.P. and DP VIII Associates, L.P. Jesse I. Treu, a director of our company, is affiliated with these entities.

(2)
The purchasers were Versant Venture Capital III, L.P. and Versant Side Fund III, L.P. Brian G. Atwood and Samuel D. Colella, directors of our company, are affiliated with these entities.

(3)
Fred E. Cohen, a director of our company, is affiliated with this entity.

(4)
Brook H. Byers, a director of our company, is affiliated with this entity.

(5)
Evan Jones, a director of our company, is affiliated with this entity.

(6)
Karin Eastham, a director of our company, is affiliated with this entity.

Indemnification Agreements

                We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Related Party Transaction Approval

                In October 2013, our board of directors adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of the disinterested and independent members of our board of directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the disinterested and independent members of our board of directors for review, consideration and approval. In approving or rejecting any such proposal, the disinterested and independent members of our board of directors will consider all relevant facts and circumstances reasonably available to them.

                Although we did not have a written policy for the review and approval of transactions with related persons prior to October 2013, our board of directors has historically reviewed and approved any transaction where a director or officer had a financial interest. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest as to the agreement or transaction were disclosed to our board of directors. Our board of directors would take this information into account when evaluating the transaction and in determining whether such a transaction was fair to the company and in the best interests of all of our stockholders. In addition, for each related party transaction, the disinterested directors in the context of each such transaction approved the applicable agreement and transaction.

2013 Director Compensation

                The following table sets forth cash amounts and the value of other compensation earned by our outside directors for their service in 2013:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Brian G. Atwood	11,564	—	11,564
Brook H. Byers	7,853	—	7,853
Fred E. Cohen	7,336	—	7,336
Samuel D. Colella	7,077	—	7,077
Karin Eastham	29,315	233,751	263,066
Evan Jones	7,767	—	7,767
Jesse I. Treu	7,336	—	7,336

(1)
Amounts represent the aggregate fair value of the option awards computed as of the grant date of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with ASC 718.

(2)
The following sets forth the number of shares of common stock subject to outstanding options held by non-employee directors at December 31, 2013, as applicable:

Name	Number of Shares
Karin Eastham	40,000
Evan Jones	50,000

Messrs. Atwood, Byers and Colella and Drs. Cohen and Treu did not hold any options to purchase our common stock as of December 31, 2013.

                Directors who are employees do not receive any fees for their service on the board of directors or any committee. With the exception of Ms. Eastham, we did not pay cash compensation to our non-employee directors prior to the closing of our initial public offering, or IPO, in November 2013. Prior to our IPO, we paid Ms. Eastham an annual cash retainer of $20,000 for her service as a director and $5,000 for her service as the chairperson of our audit committee. The amount in the table above includes the prorated portion of Ms. Eastham's cash retainer from January 1, 2013 through the closing of our IPO.

                Following our IPO, our non-employee directors receive an annual cash retainer of $35,000 for their service on our board of directors and any committee thereof. Members of our audit committee, compensation committee and nominating and corporate governance committee, other than the chair of each such committee, receive an additional annual cash retainer of $7,500, $6,000 and $4,500, respectively. The chair of our audit committee, compensation committee and nominating and corporate governance committee each receive an additional annual cash retainer of $15,000, $10,000 and $7,500, respectively. Additionally, the individual acting as chairman of the board of directors receives an additional annual cash retainer of $20,000. All annual cash retainers are payable quarterly in arrears and are pro-rated for partial service in any year. We also reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at board of directors and committee meetings in accordance with our travel policy.

                In October 2013, our board of directors granted an option to purchase 33,750 shares of our common stock at an exercise price of $12.12 per share to Karin Eastham. The option becomes exercisable as to 25% of the shares on the first anniversary of the date of grant, and the remaining shares vest in equal monthly installments over the following three years. The option may be exercised earlier subject to our right of repurchase, which right lapses over time. No other member of our board of directors was granted options in 2013.

                Any non-employee director who first joins our board of directors on or after our IPO will be automatically granted an initial stock option to purchase 35,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. The option will vest and become exercisable as to 25% of those shares on the first anniversary of the date of grant, and the remaining shares vest and become exercisable in equal monthly installments over the following three years. On the first business day after each annual meeting of stockholders, each non-employee director who continues to serve on our board of directors will be automatically granted an option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. Each of these options will vest in full on the first anniversary of the date of grant or, if earlier, the date of the next annual meeting of stockholders. The vesting of the options described above will accelerate in full upon a "change in control" as defined in our 2013 Stock Incentive Plan.

 Executive Compensation

                The following table sets forth information concerning the total compensation our president and chief executive officer and two other highest paid executive officers, who we refer to as our named executive officers, earned for services rendered to us in all capacities during the year ended December 31, 2013, as well as our former chief financial officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Bonnie H. Anderson	2013	380,000	305,935		170,000	—		855,935
President and Chief Executive Officer	2012	355,000	302,631	(2)	62,500	—		720,131

Shelly D. Guyer(3)	2013	201,042	755,214		69,000	—		1,025,256
Chief Financial Officer

Christopher M. Hall	2013	316,314	76,018		80,000	—		472,332
Chief Commercial Officer	2012	304,148	93,082	(2)	30,500	—		427,730

Mark E. Spring(4)	2012	296,250	288,417	(2)	30,000	54,913	(5)	669,580
Former Chief Financial Officer

(1)
Amounts represent the aggregate fair value of the option awards computed as of the grant date of each option award in accordance with Topic 718 for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with Topic 718.

(2)
Includes fully vested options granted in February 2013 for service in 2012 pursuant to our Executive Bonus Plan.

(3)
Ms. Guyer was appointed our chief financial officer in April 2013.

(4)
Mr. Spring's employment with us ended in February 2013.

(5)
Consists of $36,765 for reimbursement of relocation expenses and a tax gross up for such expenses of $18,148.

Salary

                In February 2014, the independent members of the board, on the recommendation of the compensation committee, approved increases in the base salaries of the named executive officers to the following amounts: Ms. Anderson, $425,000; Ms. Guyer, $300,000; and Mr. Hall, $329,314. The increases were effective as of January 1, 2014.

Stock Option Awards

                In February 2014, the compensation committee, after determination of overall executive compensation by the independent members of the board, approved grants of options to purchase shares of our common stock to the named executive officers in the following amounts: Ms. Anderson, 140,000 shares; Ms. Guyer, 70,000 shares; and Mr. Hall, 70,000 shares. All of the options become exercisable as to 25% of the shares on the first anniversary of the grant date, and the remaining shares vest at a rate of 1/48th of the total number of shares subject to the options each month thereafter. The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without "cause" or resigns for "good reason" (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

Bonus Plans

                For 2012 and 2013, our board of directors adopted an Executive Bonus Plan, under which our executive officers were eligible to receive annual incentive compensation if the company achieved the annual corporate goals approved by our board of directors. Such bonuses may be paid in cash, fully vested stock options or restricted stock, or any combination thereof, at the discretion of our board of directors. The potential for actual awards under the Executive Bonus Plan could either exceed or be less than the targets established, as determined by our board of directors in their sole discretion based on corporate and individual performance. The corporate goals were established and measured annually.

                The 2012 bonus pool was funded based on our achievement of Afirma related goals (test levels, revenue levels, inclusion in clinical practice guidelines and reimbursement progress) along with accomplishment of operational goals and strategic targets relating to the introduction of new products. In 2012, the bonus target levels for Bonnie H. Anderson, Christopher M. Hall and Mark E. Spring were 35%, 20% and 20% of base salary, respectively. Our board of directors determined that each of the named executive officer's bonus targets were achieved in full, and determined to pay 50% of the incentive compensation in cash and 50% in fully vested stock options.

                For 2013, the bonus pool was funded based on our achievement of Afirma related goals (test levels, revenue levels and reimbursement progress) along with achievement of operational goals (reducing costs associated with test processing, and laboratory and facility expansion) and achievement of specific strategic targets relating to the introduction of new products. In 2013, the bonus target levels for Bonnie H. Anderson, Shelly D. Guyer and Christopher M. Hall were 40%, 25% and 25% of base salary, respectively.

                In March 2014, the independent members of the board of directors, on the recommendation of the compensation committee, approved corporate goals for 2014 relating to a cash bonus plan for the 2014 fiscal year. Under the plan, eligible executive officers and employees are eligible to receive annual incentive compensation if the company achieves the corporate goals approved by the Board. Such bonuses may be paid in cash, fully vested stock options or restricted stock, or any combination thereof, at the discretion of the independent members of the Board. Actual awards under the 2014 bonus plan could either exceed or be less than the targets established, as determined by the independent members of the board in their discretion based on the recommendation of the compensation committee and based on corporate and individual performance. Bonus target levels under the 2014 bonus plan for Ms. Anderson, Ms. Guyer and Mr. Hall are 50%, 30% and 30% of base salary, respectively.

                Corporate performance goals for 2014 are based on achievement of quarterly financial objectives, representing 72% of the overall objectives, an operational objective, representing 13% of the overall objectives, and a product development objective, representing 15% of the overall objectives. Funding of the bonus pool for the plan is dependent upon achieving a minimum level of annual revenues, and achievement in excess of such minimum threshold can result in funding of the bonus pool up to a maximum level of 150%.

Termination-based Compensation

                Our named executive officers are parties to Change of Control and Severance Arrangements. Each of these agreements has an initial term of four years, which term automatically renews for additional one-year periods unless either party provides written notice of non-renewal at least 60 days prior to the date of automatic renewal and which term extends for one year from a "change of control," as defined in the agreement, if such change of control occurs within the final twelve months of the initial term or the term as extended through automatic renewal. Pursuant to the agreement, if the named executive officer is terminated by us without "cause" (as defined in the agreement), or terminates his or her employment for "good reason" (as defined in the agreement), each during a period not within two months prior to and ending 12 months following a change of control, or the "change of control period" (as defined in the agreement), he or she is entitled to the following benefits:

                Ms. Anderson — (i) 12 months of salary continuation from the termination date, (ii) a lump sum payment equal to her pro-rated annual bonus for performance up to the end of the applicable performance period and (iii) accelerated vesting equal to 50% of any outstanding equity awards along with the extension of the post-termination exercise period of such awards to 24 months after the termination date.

                Ms. Guyer and Mr. Hall — six months of salary continuation from the termination date.

                If Ms. Anderson is terminated by us without cause, or Ms. Anderson terminates her employment for good reason each during the change of control period, Ms. Anderson is entitled to (i) a lump sum severance payment equal to 12 months of salary from the termination date, (ii) a lump sum payment equal to 100% of the higher of her (A) annual target bonus for the year in which the change of control occurs, (B) annual target bonus for the year in which the termination occurs, or (C) actual bonus for the year prior to the year in which the termination occurs and (iii) accelerated vesting equal to 100% of any outstanding equity awards along with the extension of the post-termination exercise period of such awards to 24 months after the termination date.

                If Ms. Guyer or Mr. Hall is terminated by us without cause, or Ms. Guyer or Mr. Hall terminates their employment for good reason, each during the change of control period, Ms. Guyer and Mr. Hall are entitled to (i) a lump sum severance payment equal to six months of salary from the termination date, (ii) a lump sum payment equal to 50% the higher of his or her (A) annual target bonus for the year in which the change of control occurs, (B) annual target bonus for the year in which the termination occurs, or (C) actual bonus for the year prior to the year in which the termination occurs and (iii) accelerated vesting equal to 100% of any outstanding equity awards along with the extension of the post-termination exercise period of such awards to 18 months after the termination date

                The receipt of the above-described benefits are subject to the named executive officer executing a release of certain claims against us. Further, in either of the above situations the named executive officer will also be reimbursed (or receive payments in lieu of such reimbursements) if he or she elects and pays to continue health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, for any premiums paid for continued health benefits for the executive and his or her eligible dependents until the earlier of (i) 12 months for Ms. Anderson and six months for Ms. Guyer and Mr. Hall after their respective termination date or (ii) the date upon which the executive and his or her eligible dependents become covered under similar plans.

                From time to time, our executive officers and directors may enter into written trading plans pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934.

 2013 Outstanding Equity Awards at Fiscal Year-End

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Bonnie H. Anderson	13,153	(2)(3)	—	$0.80	02/02/2020
	100,000	(2)(4)	—	$2.36	09/27/2020
	18,125	(5)	—	$2.36	02/22/2021
	32,782	(5)	—	$2.68	03/09/2022
	143,750	(2)(6)	—	$2.68	03/09/2022
	112,500	(2)(7)	—	$4.00	02/05/2023
	24,112	(5)	—	$4.00	02/05/2023
	12,500	(8)	—	$4.00	02/05/2023

Shelly D. Guyer	150,000	(2)(9)	—	$6.04	06/20/2023

Christopher M. Hall	112,500	(2)(10)	—	$0.80	03/29/2020
	12,500	(2)(4)	—	$2.36	09/27/2020
	11,000	(5)	—	$2.36	02/22/2021
	37,500	(2)(6)	—	$2.68	03/09/2022
	16,927	(5)	—	$2.68	03/09/2022
	31,250	(2)(7)	—	$4.00	02/05/2023
	11,767	(5)	—	$4.00	02/05/2023

Mark E. Spring	—		—	—	—

(1)
Except as otherwise noted, options become exercisable as to 25% of the shares on the first anniversary of the grant date, and the remaining shares vest at a rate of 1/48th of the total number of shares subject to the options each month thereafter. The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without "cause" or resigns for "good reason" (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

(2)
The option may be exercised in full prior to the vesting of the shares underlying the option. Vesting is subject to continued service on the applicable vesting date.

(3)
The option vests at a rate of 1/24th of the total number of shares subject to the option each month following the vesting commencement date. The vesting commencement date is January 1, 2010.

(4)
The vesting commencement date is September 28, 2010.

(5)
The option was fully vested on the date of grant.

(6)
The vesting commencement date is March 10, 2012.

(7)
The vesting commencement date is February 5, 2013.

(8)
The option vested in full upon the closing of our IPO.

(9)
The vesting commencement date is April 8, 2013.

(10)
The vesting commencement date is March 15, 2010.

 Equity Compensation Plan Information

                The following table gives information about our common stock that may be issued upon the exercise of options under our equity compensation plans as of December 31, 2013:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Plan Category
Equity compensation plans approved by security holders	2,359,287	$3.07	1,787,802	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	2,359,287	$3.07	1,787,802

(1)
Represents shares available for issuance under the 2013 Stock Incentive Plan as of December 31, 2013. No shares of common stock are available for issuance under the 2008 Stock Plan other than to satisfy the exercise of stock options granted under that plan prior to its termination upon the closing of our IPO in November 2013.

 Report of the Audit Committee of the Board of Directors

                The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors in October 2013 and became effective in November 2013. Each member of the Audit Committee qualifies as "independent" under the current listing requirements of The NASDAQ Stock Market.

                In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company's internal control over financial reporting.

                Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2013. The Audit Committee has also discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

                Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee
Brian G. Atwood Fred E. Cohen, M.D., D.Phil. Karin Eastham (Chair)

 Security Ownership of Certain Beneficial Owners and Management

                The following table sets forth information regarding the number of shares of common stock beneficially owned on March 25, 2014, by:

    •
    each person who is known by us to beneficially own 5% or more of our common stock;

    •
    each of our named executive officers and directors; and

    •
    all of our executive officers and directors as a group.

                We have determined beneficial ownership in accordance with SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

                Applicable percentage ownership is based on 21,164,410 shares of common stock outstanding at March 25, 2014. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are exercisable within 60 days of March 25, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

                Except as otherwise set forth below, the address of each beneficial owner is 7000 Shoreline Court, Suite 250, South San Francisco, California 94080.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Domain Partners(2)	3,086,024	14.6%
KPCB Holdings, Inc.(3)	3,551,929	16.8%
TPG Biotechnology Partners II, L.P(4)	3,551,929	16.8%
Entities affiliated with Versant Ventures(5)	3,616,221	17.1%
Directors and Executive Officers:
Bonnie H. Anderson(6)	806,007	3.8%
Brian G. Atwood(5)	3,616,221	17.1%
Brook H. Byers(3)	3,551,929	16.8%
Fred E. Cohen, M.D., D.Phil.(7)	-
Samuel D. Colella(5)	3,616,221	17.1%
Karin Eastham(8)	53,227	*
Evan Jones(9)	548,907	2.6%
Jesse I. Treu, Ph.D.(2)	3,086,024	14.6%
Shelly D. Guyer(10)	150,000	*
Christopher M. Hall(11)	233,444	1.1%
All directors and executive officers as a group (11 persons)(12)	12,045,759	56.9%

*
Less than 1%

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options to purchase shares of common stock exercisable within

    60 days of March 25, 2014. Unless otherwise indicated, shares are owned of record and beneficially by the named person.

(2)
Consists of 3,063,294 shares held by Domain Partners VIII, L.P. and 22,730 shares held by DP VIII Associates, L.P. The managing members of One Palmer Square Associates VIII, L.L.C., the general partner of Domain Partners VIII, L.P. and DP VIII Associates, L.P., share voting and dispositive power with respect to these shares. The managing members of One Palmer Square Associates VIII, L.L.C. are Jesse I. Treu, a member of our board of directors, James C. Blair, Brian H. Dovey, Brian K. Halak, Kathleen K. Schoemaker and Nicole Vitullo. Each of Jesse I. Treu, James C. Blair, Brian H. Dovey, Brian K. Halak, Kathleen K. Schoemaker and Nicole Vitullo disclaims beneficial ownership of these shares except to the extent of his or her pecuniary interest therein. The address for these entities is One Palmer Square, Suite 515, Princeton, New Jersey 08542.

(3)
Includes 3,174,484 shares of common stock beneficially owned by Kleiner Perkins Caufield & Byers XII, LLC, or KPCB XII; 45,695 shares of common stock beneficially owned by KPCB XII Founders Fund, LLC, or KPCB XII FF; 61,435 shares of common stock beneficially owned by Brook H. Byers, a member of our board of directors; and 270,315 shares of common stock beneficially owned by individuals and entities associated with Kleiner Perkins Caufield & Byers. All shares are held for convenience in the name of "KPCB Holdings, Inc. as nominee," for the accounts of such individuals and entities who each exercise their own voting and dispositive power over such shares. The managing member of KPCB XII and KPCB XII FF is KPCB XII Associates, LLC ("KPCB XII Associates"). Brook H. Byers, L. John Doerr, Joseph Lacob, Raymond J. Lane and Theodore E. Schlein, the managers of KPCB XII Associates, exercise shared voting and dispositive power over the shares directly held by KPCB XII and KPCB XII FF. The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers is 2750 Sand Hill Road, Menlo Park, California 94025.

(4)
Consists of 3,551,929 shares held by TPG Biotechnology Partners II, L.P., a Delaware limited partnership whose general partner is TPG Biotechnology GenPar II, L.P., a Delaware limited partnership, whose general partner is TPG Biotechnology GenPar II Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Holdings I, L.P., a Delaware limited partnership, whose general partner is TPG Holdings I-A, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation. David Bonderman and James G. Coulter are officers and sole shareholders of TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to be the beneficial owners of the shares held by TPG Biotechnology Partners II, L.P. Messrs. Bonderman and Coulter disclaim beneficial ownership of the shares held by TPG Biotechnology Partners II, L.P. except to the extent of their pecuniary interest therein. The address of TPG Group Holdings (SBS) Advisors, Inc. and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(5)
Consists of 3,594,989 shares held by Versant Venture Capital III, L.P. and 21,232 shares held by Versant Side Fund III, L.P. Versant Ventures III, LLC, the sole general partner of Versant Venture Capital III, L.P. and Versant Side Fund III, L.P., has voting and dispositive power with respect to these shares. The individual managing members of Versant Ventures III, LLC are Brian G. Atwood, Bradley J. Bolzon, Samuel D. Colella, Ross A. Jaffe, William J. Link, Barbara N. Lubash, Donald B. Milder, Rebecca B.

    Robertson and Charles M. Warden, all of whom share voting and investment power with respect to these shares. Messrs. Atwood and Colella are members of our board of directors. Each individual managing member disclaims beneficial ownership of these shares, except to the extent of their pecuniary interest in such shares. The address of each entity affiliated with Versant Ventures is 3000 Sand Hill Road, Building Four, Suite 210, Menlo Park, California 94025.

(6)
Includes options to purchase 456,922 shares of our common stock which are exercisable within 60 days of March 25, 2014, 153,647 of which are subject to the right of repurchase, which right lapses over time.

(7)
Does not include 3,551,929 shares held by TPG Biotechnology Partners II, L.P. Dr. Cohen is a TPG partner. Dr. Cohen does not have voting or dispositive power with respect to the shares held by TPG Biotechnology Partners II, L.P. and disclaims beneficial ownership of such shares. The address of Dr. Cohen is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(8)
Includes options to purchase 40,000 shares of our common stock which are exercisable within 60 days of March 25, 2014, 33,750 of which are subject to the right of repurchase, which right lapses over time. Also includes 13,227 shares held by the Karin Eastham Defined Benefit Plan.

(9)
Includes options to purchase 50,000 shares of our common stock. Also includes 498,907 shares held by jVen Capital, LLC, of which Mr. Jones is Managing Member.

(10)
Consists of options to purchase 150,000 shares of our common stock which are exercisable within 60 days of March 25, 2014, 109,375 of which are subject to the right of repurchase, which right lapses over time.

(11)
Consists of options to purchase 233,444 shares of our common stock which are exercisable within 60 days of March 25, 2014, 39,974 of which are subject to the right of repurchase, which right lapses over time.

(12)
Consists of options to purchase 930,366 shares of our common stock which are exercisable within 60 days of March 25, 2014, 336,746 of which are subject to the right of repurchase, which right lapses over time.

 PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The audit committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. PricewaterhouseCoopers LLP has audited our financial statements since inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

                The following table sets forth the fees billed by PricewaterhouseCoopers LLP for audit and other services rendered:

	Year Ended December 31,
	2013	2012
Audit Fees(1)	$2,012,872	$303,441
Audit-related Fees	—	—
Tax Fees(2)	32,750	20,140
All Other Fees	—	—

	$2,045,622	$323,581

(1)
Audit fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, and also include fees for our IPO, review of our registration statements, and services provided in connection with other SEC filings.

(2)
Tax fees consist of federal and state tax compliance and planning, tax advice and preparation of tax returns.

Pre-approval Policies and Procedures

                In connection with our IPO, the audit committee established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided in 2013 were pre-approved to the extent required. During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm's independence, including compliance with rules and regulations of the SEC. Throughout the year, the audit committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

                Ratification will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of our company and our stockholders.

                The Board of Directors Recommends a Vote "FOR" Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm.

 Section 16(A) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2013.

Stockholder Proposals for the 2015 Annual Meeting

                If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2015 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by our Secretary no later than December 16, 2014. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.

                A stockholder proposal not included in our proxy statement for the 2015 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder's notice not more than 120 days nor less than 90 days prior to the first anniversary date of the preceding year's annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting, we must have received the stockholder's notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 10th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder's notice described above. The stockholder's notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

                Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy or voting instruction form promptly.

By Order of the Board of Directors

Julie A. Brooks Executive Vice President, General Counsel and Secretary

South San Francisco, California
April 15, 2014

                Our Annual Report on Form 10-K for the year ended December 31, 2013 has been mailed with this Proxy Statement. We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of our common stock on the close of business on March 25, 2014, copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable per page fee. Written requests should be sent to: Investor Relations, Veracyte, Inc., 7000 Shoreline Court, Suite 250, South San Francisco, California 94080. Our Annual Report on Form 10-K and exhibits are also available at www.veracyte.com.

0000207247_1 R1.0.0.51160 VERACYTE, INC. c/o BROADRIDGE PO BOX 1342 BRENTWOOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Bonnie H. Anderson 02 Evan Jones The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2014. NOTE: In his or her discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000207247_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K, Shareholder Letter is/are available at www.proxyvote.com . VERACYTE, INC. Annual Meeting of Stockholders May 19, 2014 - 12:00 PM This proxy is solicited by the Board of Directors The undersigned hereby authorizes Bonnie H. Anderson and Shelly D. Guyer, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Veracyte, Inc. ("Veracyte") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Veracyte to be held at 7000 Shoreline Court, Conference Room, 1st Floor, South San Francisco, California on May 19, 2014 at 12:00 p.m., Pacific Daylight Time, and at any and all postponements or adjustments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, the election of all of the nominees for director and FOR Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2014, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. Continued and to be signed on reverse side

QuickLinks

Veracyte, Inc. 7000 Shoreline Court, Suite 250 South San Francisco, CA 94080 (650) 243-6300
Notice of Annual Meeting of Stockholders to be held Monday, May 19, 2014
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2014.
The Proxy Statement and Annual Report are available at www.materials.proxyvote.com/92337F.
Questions and Answers about the Proxy Materials and the Annual Meeting
What proposals will be voted on at the Annual Meeting?
What are the Board's recommendations?
Will there be any other items of business on the agenda?
Who is entitled to vote?
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
How do I vote?
Can I change my vote or revoke my proxy?
How are votes counted?
What vote is required to approve each item?
Is cumulative voting permitted for the election of directors?
What constitutes a quorum?
How are proxies solicited?
PROPOSAL 1 ELECTION OF DIRECTORS
Directors and Nominees
Director Nominations
Director Qualifications
Director Independence
Board Meetings
Board Committees
Corporate Governance
Certain Relationships and Related Transactions
2013 Director Compensation
Executive Compensation
Summary Compensation Table
2013 Outstanding Equity Awards at Fiscal Year-End
Equity Compensation Plan Information
Report of the Audit Committee of the Board of Directors
Security Ownership of Certain Beneficial Owners and Management
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accountant Fees and Services
Pre-approval Policies and Procedures
Required Vote
Section 16(A) Beneficial Ownership Reporting Compliance
Stockholder Proposals for the 2015 Annual Meeting
Other Matters